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                                                                Exhibit 10.13


                         KELLY-LEVEY & ASSOCIATES, INC.
                    RETENTION INCENTIVE BONUS PLAN AGREEMENT

         1. Subject to the terms and conditions of the Kelly-Levey & Associates, Inc. Retention Incentive Bonus Plan (the "Plan"), including the Termination Events set forth therein, and the terms and conditions hereof, KELLY-LEVEY & ASSOCIATES, INC. (the "Company") hereby agrees to pay to (the "Participant") the Bonus Payments set forth in Paragraph 2.

         2. Subject to the terms and conditions of the Plan, including, without limitation, the Termination Events set forth in Section 8.1 of the Plan, the Participant shall be eligible to receive the following Bonus Payments on the following dates (the "Payment Dates"):

             a.       October 3, 1998 - $90,369
             b.       April 3, 1999-$46,153
             c.       April 3, 2000 -$46,153
             d.       October 3, 2000 - $55,384

         The Bonus Payments shall be paid to the Participant within thirty (30) days of the Payment Dates.

         3. Participant shall be eligible to receive the foregoing Bonus Payments so long as a Termination Event has not occurred with respect to such Participant on or before such Payment Date.

         4. This Agreement is not transferrable other than by will or by operation of the laws of descent and distribution or as otherwise provided in the attached Kelly-Levey & Associates, Inc. Retention Incentive Bonus Plan and is subject to termination as provided in the Plan.

         5. The Plan, a copy of which is attached hereto as Exhibit A, is hereby incorporated herein by reference. To the extent that any terms of this Agreement contrast with or contradict any terms or conditions of the Plan, the terms and conditions of the Plan shall control. Capitalized terms used herein without specific definition shall have the meanings respectively ascribed thereto in the Plan.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the 3rd day of April, 1998.


                                        KELLY-LEVEY AND ASSOCIATES, INC.



                                        BY: /s/ Anthony F. Kelly
                                           ------------------------------------
                                           Anthony F. Kelly, President



                                           ------------------------------------
                                                      Participant